COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES

28. COMMITMENTS AND CONTINGENCIES

28.1 Operating lease commitments

The Group has entered into operating lease arrangements relating to the use of certain premises and internet data centers. Future minimum lease payments for non-cancellable operating leases as of December 31, 2012 are as follows:

	RMB	US$
		(Note 3)
2013	17,010,169	2,730,320
2014	1,123,617	180,353
2015	110,976	17,813

	18,244,762	2,928,486

Total rental expenses amounted to RMB18.4 million, RMB21.2 million and RMB25.6 million (US$4.1 million) for the years ended December 31, 2010, 2011 and 2012, respectively.

28.2 Contingencies

On June 18, 2007, Beijing Beida Founder Electronics Company filed a lawsuit in the Beijing High Court against two other companies and two wholly-owned subsidiaries of the Group, alleging that the defendants had, through a game that the two subsidiaries licensed and are operating, infringed its intellectual property rights with respect to certain of its copyrighted fonts. The plaintiff in the case demanded, among others, that the defendants cease such alleged infringing use and pay RMB100 million for its alleged losses. The Group intends to assert its rights in the court of law. Based on the on-going assessment by the Group’s management and external legal counsel, the management believes that the likelihood for the Group to pay compensation is probable and the amount of compensation and legal fees estimated by management and external legal counsel is measurable. The lawsuit was heard on November 26, 2009 by the Beijing Superior Court. The Group asserted its rights in the court. On February 3, 2010, the court issued a judgment against the Group and other defendants in the lawsuits for infringing certain intellectual property rights of the plaintiff. Based on the court’s judgment, the Group shall pay a total of RMB1.6 million in compensation to the plaintiff. Subsequently, the plaintiff filed an appeal challenging the judgment. In May 2012 the Supreme Court issued a judgment ordering the Group and other defendants to pay RMB2.2 million (US$0.4 million) to the plaintiff. In September 2012 the Group made the payment to the plaintiff in compliance with the judgment. The Group has paid RMB4.5 million, RMB1.2 million and RMB1.9 million (US$0.3 million) for legal fee related to the litigation in 2010, 2011 and 2012, respectively.

In May 2011, Diego Maradona filed a lawsuit in the Beijing No. 1 Intermediate People’s Court against Shanghai IT and a third party company in China, alleging that the defendants used his name and image in a web and social game operated by the Group without his authorization. In July 2011, the plaintiff amended his complaint to include The9 Computer as a defendant. The plaintiff in the case demanded, among other things, that the defendants pay RMB20 million for its alleged losses. In consultation with its external PRC legal counsel, the Group estimates that it is probable that the Group would lose the lawsuit and the contingent loss was estimated to be approximately RMB2 million (US$0.3 million), which estimate is made based on, among other relevant factors, remedies for other similar civil lawsuits. Accordingly, the Group recorded a contingent loss of RMB2 million (US$0.3 million) in the year ended December 31, 2011. As of December 31, 2011 and 2012, the Company believed that it was remote that the court would adjudicate a fine exceeding the amount that it had recognized.

The Group may be subject to legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material adverse effect on the business or financial condition.